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                           CCO Holdings Subsidiaries
                          Entity Jurisdictions & Type
                                 December 2005

Entity Name                                           Jurisdiction and Type
---------------------------------------------         ------------------------------------
212 Seventh Street, Inc.                              a Missouri corporation
Adlink Cable Advertising, LLC                         a Delaware limited liability company
American Cable Entertainment Company, LLC             a Delaware limited liability company
ARH, Ltd.                                             a Colorado corporation
Athens Cablevision, Inc.                              a Delaware corporation
Ausable Cable TV, Inc.                                a New York corporation
Bend Cable Communications, LLC                        an Oregon limited liability company
Cable Equities Colorado, LLC                          a Delaware limited liability company
Cable Equities of Colorado Management Corp.           a Colorado corporation
Cable Systems, Inc.                                   a Kansas corporation
CC 10, LLC                                            a Delaware limited liability company
CC Fiberlink, LLC                                     a Delaware limited liability company
CC Holdco I, LLC                                      a Delaware limited liability company
CC Michigan, LLC                                      a Delaware limited liability company
CC New England, LLC                                   a Delaware limited liability company
CC Systems, LLC                                       a Delaware limited liability company
CC V Holdings Finance, Inc.                           a Delaware corporation
CC V Holdings, LLC                                    a Delaware limited liability company
CC VI Fiberlink, LLC                                  a Delaware limited liability company
CC VI Holdings, LLC                                   a Delaware limited liability company
CC VI Operating, LLC                                  a Delaware limited liability company
CC VI Purchasing, LLC                                 a Delaware limited liability company
CC VII Fiberlink, LLC                                 a Delaware limited liability company
CC VII Lease, Inc.                                    a Delaware corporation
CC VII Leasing, LLC                                   a Delaware limited liability company
CC VII Purchasing, LLC                                a Delaware limited liability company
CC VIII Fiberlink, LLC                                a Delaware limited liability company
CC VIII Holdings, LLC                                 a Delaware limited liability company
CC VIII Operating, LLC                                a Delaware limited liability company
CC VIII Purchasing, LLC                               a Delaware limited liability company
CC VIII, LLC                                          a Delaware limited liability company
CCO Fiberlink, LLC                                    a Delaware limited liability company
CCO Holdings, LLC                                     a Delaware limited liability company
CCO Holdings Capital Corp.                            a Delaware corporation
CCO Lease, Inc.                                       a Delaware corporation
CCO Leasing, LLC                                      a Delaware limited liability company
CCO NR Holdings, LLC                                  a Delaware limited liability company
CCO Property, LLC                                     a Delaware limited liability company
CCO Purchasing, LLC                                   a Delaware limited liability company
CCOH Sub, LLC                                         a Delaware limited liability company
CCONR Sub, LLC                                        a Delaware limited liability company
CCV.com, LLC                                          a Delaware limited liability company
Cencom Cable Entertainment, LLC                       a Delaware limited liability company
Central Oregon Cable Advertising, LLC                 an Oregon limited liability company
CF Finance LaGrange, Inc.                             a Georgia corporation
Charlotte Cable Advertising Interconnect, LLC         a Delaware limited liability company
Charter Advertising of Saint Louis, LLC               a Delaware limited liability company
Charter Cable Operating Company, L.L.C.               a Delaware limited liability company
Charter Cable Partners, L.L.C.                        a Delaware limited liability company

                           CCO Holdings Subsidiaries
                          Entity Jurisdictions & Type
                                 December 2005

Entity Name                                           Jurisdiction and Type
---------------------------------------------         ------------------------------------
Charter Communications Entertainment I, DST           a Delaware statutory business trust
Charter Communications Entertainment I, LLC           a Delaware limited liability company
Charter Communications Entertainment II, LLC          a Delaware limited liability company
Charter Communications Entertainment, LLC             a Delaware limited liability company
Charter Communications Group Agreements, LLC          a Delaware limited liability company
Charter Communications JV, LLC                        a Delaware limited liability company
Charter Communications Operating, LLC                 a Delaware limited liability company
Charter Communications Operating Capital Corp.        a  Delaware corporation
Charter Communications Properties LLC                 a Delaware limited liability company
Charter Communications Services, LLC                  a Delaware limited liability company
Charter Communications V, LLC                         a Delaware limited liability company
Charter Communications Ventures, LLC                  a Delaware limited liability company
Charter Communications VI, LLC                        a Delaware limited liability company
Charter Communications VII, LLC                       a Delaware limited liability company
Charter Communications, LLC                           a Delaware limited liability company
Charter Distribution, LLC                             a Delaware limited liability company
Charter Fiberlink AL-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Alabama, LLC                      a Delaware limited liability company
Charter Fiberlink AR-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink AZ-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink CO-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink CO-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink GA-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Georgia, LLC                      a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Illinois, LLC                     a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink - Kentucky, LLC                     a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink KS-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink LA-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink - Michigan, LLC                     a Delaware limited liability company
Charter Fiberlink - Missouri, LLC                     a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink MS-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink NC-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Nebraska, LLC                     a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink NY-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink OK-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink PA-CCO, LLC                         a Delaware limited liability company

                           CCO Holdings Subsidiaries
                          Entity Jurisdictions & Type
                                 December 2005

Entity Name                                           Jurisdiction and Type
---------------------------------------------         ------------------------------------
Charter Fiberlink PA-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Tennessee, LLC                    a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink VA-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink VA-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC                       a Delaware limited liability company
Charter Fiberlink - Wisconsin, LLC                    a Delaware limited liability company
Charter Fiberlink WV-CCO, LLC                         a Delaware limited liability company
Charter Fiberlink WV-CCVI, LLC                        a Delaware limited liability company
Charter Fiberlink, LLC                                a Delaware limited liability company
Charter Helicon, LLC                                  a Delaware limited liability company
Charter Online, L.P.                                  a Delaware limited partnership
Charter RMG, LLC                                      a Delaware limited liability company
Charter Stores FCN, LLC                               a Delaware limited liability company
Charter Telephone of Minnesota, LLC                   a Delaware limited liability company
Charter Video Electronics, Inc.                       a Minnesota corporation
Chat TV, LLC                                          a Delaware limited liability company
Dalton Cablevision, Inc.                              a Delaware corporation
DBroadband Holdings, LLC                              a Delaware limited liability company
Falcon Cable Communications, LLC                      a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership  a California limited partnership
Falcon Cable Systems Company II, L.P.                 a California limited partnership
Falcon Cablevision, a California Limited Partnership  a California limited partnership
Falcon Community Cable, L.P.                          a Delaware limited partnership
Falcon Community Ventures I, LP                       a California limited partnership
Falcon First Cable of New York, Inc.                  a Delaware corporation
Falcon First Cable of the Southeast, Inc.             a Delaware corporation
Falcon First, Inc.                                    a Delaware corporation
Falcon Telecable, a California Limited Partnership    a California limited partnership
Falcon Video Communications, L.P.                     a California limited partnership
Helicon Group, L.P., The                              a Delaware limited partnership
Helicon Partners I, L.P.                              a Delaware limited partnership
Hometown TV, Inc.                                     a New York corporation
Hornell Television Services, Inc.                     a New York corporation
HPI Acquisition Co., L.L.C.                           a Delaware limited liability company
Interlink Communications Partners, LLC                a Delaware limited liability company
Long Beach, LLC                                       a Delaware limited liability company
Marcus Cable Associates, L.L.C.                       a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.                       a Delaware limited liability company
Marcus Cable, Inc.                                    a Delaware limited liability company
Midwest Cable Communications, Inc.                    a Minnesota corporation
Peachtree Cable TV, L.P.                              a Georgia limited partnership
Peachtree Cable T.V., LLC                             a Delaware limited liability company
Plattsburgh Cablevision, Inc.                         a Delaware corporation
Renaissance Media (Louisiana) LLC                     a Delaware limited liability company
Renaissance Media (Tennessee) LLC                     a Delaware limited liability company
Renaissance Media Capital Corporation                 a Delaware limited liability company

                           CCO Holdings Subsidiaries
                          Entity Jurisdictions & Type
                                 December 2005

Entity Name                                           Jurisdiction and Type
---------------------------------------------         ------------------------------------
Renaissance Media Group LLC                           a Delaware limited liability company
Renaissance Media LLC                                 a Delaware limited liability company
Rifkin Acquisition Capital Corporation                a Colorado corporation
Rifkin Acquisition Partners, LLC                      a Delaware limited liability company
Robin Media Group, Inc.                               a Nevada corporation
Scottsboro TV Cable, Inc.                             an Alabama corporation
Tennessee, LLC                                        a Delaware limited liability company
Tioga Cable Company, Inc.                             a Pennsylvania corporation
TWC W. Ohio - Charter Cable Advertising, LLC          a Delaware limited liability company
Vista Broadband Communications, LLC                   a Delaware limited liability company
Wilcat Transmission Co., Inc.                         a Delaware corporation